UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

SCHEDULE 14C

Information Statement Pursuant to Section 14(c) of the

Securities Exchange Act of 1934

(Amendment No. )

Check the appropriate box:

 /X/  Preliminary Information Statement

 // Confidential, for Use of the Commission Only

  (as permitted by Rule 14c-5(d)(2))

 // Definitive Information Statement

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

(Name of Registrant as Specified in its Charter)

Payment of Filing Fee (Check the appropriate box):

[X] No fee required.

[ ] Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1) Title of each class of securities to which transaction applies:

____________________________________________________

2) Aggregate number of securities to which transaction applies:

____________________________________________________

3) Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (set forth the amount on which the filing fee is calculated and state how it was determined):

____________________________________________________

4) Proposed maximum aggregate value of transaction:

____________________________________________________

5) Total fee paid:

____________________________________________________

[ ] Fee paid previously with preliminary materials.

[ ] Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

1) Amount previously paid:

____________________________________________________

2) Form, Schedule or Registration Statement No.:

____________________________________________________

3) Filing Party:

____________________________________________________

4) Date Filed:

___________________________________________________

Information Statement
This information statement concerns the: T. Rowe Price Inflation Focused Bond Fund, Inc.

Dear Shareholder:

This Information Statement is being furnished to all shareholders of record as of the close of business on August 7, 2015 and is being furnished to you for information only and you are not required to take any action.

We Are Not Asking You For A Proxy And You Are Requested Not To Send Us A Proxy.

A special shareholder meeting of the T. Rowe Price Inflation Focused Bond Fund, Inc. (the “Fund”) will be held on Monday, August 31, 2015 (the “Shareholder Meeting”). The following matters will be approved by the majority of outstanding Fund shares entitled to vote (the “Shareholder Actions”). More information on each Shareholder Action is included in the enclosed Information Statement.

• Shareholder Action No. 1: Amend the Fund’s investment objective so that the Fund seeks a level of income that is consistent with the current rate of inflation.

• Shareholder Action No. 2: Amend the Fund’s investment management agreement to change the management fee structure.

On July 27, 2015, the Board of Directors (the “Board”) of the Fund, including a majority of the Fund’s independent directors, approved the Shareholder Actions. The Fund is not currently open to investments from the public, and is used exclusively as an underlying fund in affiliated funds-of-funds (collectively, the “Investing Price Funds”) managed by T. Rowe Price Associates, Inc. (“T. Rowe Price”) and Section 529 college savings plans managed by T. Rowe Price.

On July 27, 2015, the Boards of Directors of the Investing Price Funds authorized the officers of each Investing Price Fund to attend the Shareholder Meeting on behalf of each Investing Price Fund and directed them to vote in favor of the Shareholder Actions. Since the Investing Price Funds own a sufficient proportion of the Fund’s shares to approve the proposals at the Shareholder Meeting (as of August 7, 2015, the Investing Price Funds owned approximately [ ]% of the Fund’s shares), it will not be necessary to solicit proxies.

As a shareholder of record as of the close of business on August 7, 2015, you are entitled to vote at the Shareholder Meeting. You are invited to attend the Shareholder Meeting to vote on the Shareholder Actions in person or to raise any questions you may have with representatives of T. Rowe Price.

If you have any questions or would like additional information concerning the matters proposed for action at the meeting, please feel free to call Kim Dedominicis at 410-345-2335 or Brian Poole at 410-345-6646.

As always, thank you for investing with T. Rowe Price.

Sincerely,

Edward C. Bernard
Chairman of the Board

August 10, 2015

Notice of Special Meeting of Shareholders

T. Rowe Price Inflation Focused Bond Fund, Inc.	T. Rowe Price Funds 100 East Pratt Street Baltimore, MD 21202
Patricia B. Lippert Secretary
August 10, 2015

Notice is hereby given that a special meeting of shareholders (the “Shareholder Meeting”) of the T. Rowe Price Inflation Focused Bond Fund, Inc. (the “Fund”) will be held on Monday, August 31, 2015, at 8:00 a.m., Eastern time, at 4515 Painters Mills Road, Owings Mills, Maryland 21117. The following matters will be acted upon at that time:

1. Amend the investment objective for the Fund so that the Fund seeks a level of income that is consistent with the current rate of inflation.

2. Amend the Fund’s investment management agreement to change the management fee structure.

Only shareholders of record at the close of business on August 7, 2015, are entitled to notice of, and to vote at, this Shareholder Meeting. Although you are entitled to vote at the Shareholder Meeting, you are not required to do so.

This Information Statement, which describes the imminent shareholder actions in more detail and provides the Fund’s shareholders with other important information, is being furnished to our shareholders for informational purposes only, pursuant to Section 14(c) of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), and the rules and regulations promulgated thereunder. Your vote and approval regarding the proposals is not required and is not being solicited in connection with these corporate actions. All necessary shareholder approvals will be obtained at the Shareholder Meeting, and this notice and Information Statement are being furnished solely for the purposes of advising the Fund’s shareholders of the forthcoming actions to be taken at the Shareholder Meeting, as required by the Fund’s Bylaws, and giving shareholders advance notice of the imminent actions, as required by the Exchange Act.

PATRICIA B. LIPPERT

Secretary

We Are Not Asking You For A Proxy And You Are Requested Not To Send Us A Proxy.

Special Meeting of Shareholders — Monday, August 31, 2015

T. Rowe Price Inflation Focused Bond Fund, Inc.(the “Fund”)

INFORMATION STATEMENT

This Information Statement is being sent to you solely for the purpose of informing you, as one of the Fund’s shareholders, in the manner required under Regulation 14C promulgated under the Securities Exchange Act of 1934, as amended (the “Exchange Act”), of imminent Shareholder Actions that will be approved at the Special Meeting of Shareholders on August 31, 2015 (the “Shareholder Meeting”). The Shareholder Actions were already approved by the Fund’s Board of Directors (the “Board”) upon recommendation from the Fund’s investment adviser, T. Rowe Price Associates, Inc. (“T. Rowe Price” or the “Advisor”).

The Fund is not currently available for investments by the public. Rather, it is currently used exclusively as an underlying fund in the T. Rowe Price Spectrum Income Fund, T. Rowe Price Retirement Funds, and T. Rowe Price Target Retirement Funds, which are affiliated funds-of-funds managed by T. Rowe Price (collectively, the “Investing Price Funds”), and as an underlying fund in John Hancock Freedom 529, Maryland College Investment Plan, T. Rowe Price College Savings Plan, and University of Alaska College Savings Plan, which are Section 529 college savings plans managed by T. Rowe Price (collectively, the “529 Plans”).

Since the Fund will not solicit proxies in connection with the Shareholder Meeting (as described below), no vote or other action is requested or required on your part. If you have any questions, please feel free to call Kim Dedominicis at 410-345-2335 or Brian Poole at 410-345-6646.

What Shareholder Actions will be approved at the Shareholder Meeting?

The following Shareholder Actions will be approved at the Shareholder Meeting:

Shareholder Actions

1. To amend the Fund’s investment objective so that the Fund seeks a level of income that is consistent with the current rate of inflation; and

2. To amend the Fund’s investment management agreement to change the management fee structure (the “Amended Investment Management Agreement”).

Has the Board approved the Shareholder Actions?

At a meeting held on July 27, 2015, the Board, including a majority of the independent directors, approved the Shareholder Actions to be considered and acted upon. On July 27, 2015, the Boards of Directors of the Investing Price Funds, including a majority of their independent directors, authorized the officers of each Investing Price Fund to attend the Shareholder Meeting on behalf of each Investing Price Fund and provided a direction to vote in favor of the Shareholder Actions. Since the Investing Price Funds own a sufficient proportion of the Fund’s shares to approve the proposals at the Shareholder Meeting (as of the record date of August 7, 2015, the Investing Price Funds owned approximately [ ]% of the Fund’s shares), it will not be necessary to solicit proxies.

Is this a proxy statement?

No. This is not a proxy statement. We are not asking you for a proxy and you are requested not to send us a proxy.

Is any action required on my part, such as to vote?

No action is required on your part. Your approval is not required and is not being sought. The Boards of Directors of the holders of a majority of the outstanding shares of the Fund, the Investing Price Funds, have already authorized and directed the officers of each Investing Price Fund to attend the Shareholder Meeting on behalf of each Investing Price Fund and to vote in favor of the Shareholder Actions at the Shareholder Meeting.

Am I entitled to vote at the Shareholder Meeting?

Only shareholders of record at the close of business on August 7, 2015 (the “record date”) are entitled to one vote for each full share and a proportionate vote for each fractional share of the Fund they held as of August 7, 2015. The Notice of Special Meeting of Shareholders was mailed to shareholders of record on August 10, 2015.

When will the Shareholder Actions be effected?

In accordance with Section 14(c) of the Exchange Act and the rules and regulations promulgated thereunder, the Shareholder Actions cannot be effected until at least 20 calendar days following the mailing of this Information Statement to the Fund’s shareholders. We anticipate the amendment to the investment objective to take effect on September 29, 2015 and the Amended Investment Management Agreement to take effect on September 1, 2015.

How can I get more information about the Fund?

Copies of the Fund’s most recent prospectus, annual and semiannual shareholder reports, and Statement of Additional Information are available at no cost by calling 1-800-541-5910; or by writing to T. Rowe Price, 4515 Painters Mill Road, Owings Mills, Maryland 21117.

The U.S. Securities and Exchange Commission has adopted rules that permit investment companies, such as the Fund, and intermediaries to satisfy the delivery requirements for information statements with respect to two or more shareholders sharing the same address by delivering a single information statement addressed to those shareholders. This process, which is commonly referred to as “householding,” could result in extra convenience and cost savings for the Fund and its shareholders. Unless the Fund has received contrary instructions, only one copy of this Information Statement will be mailed to two or more shareholders who share an address. If you need additional copies or do not want your mailings to be “householded,” please call 1-800-225-5132 or write us at P.O. Box 17630, Baltimore, Maryland 21297-1630.

Shareholder Action 1 — Amendment of the Fund’s Investment Objective

The Fund’s investment objective is currently as follows: “The fund seeks a high level of income consistent with minimal fluctuation in principal value and liquidity.”

The Fund’s investment objective will be changed to the following: “The fund seeks a level of income that is consistent with the current rate of inflation.”

At a meeting held on July 27, 2015, the Fund’s Board, including the Fund’s independent directors, approved the change in the Fund’s investment objective to the new objective stated above.

The current investment objective was established when the Fund was initially named the T. Rowe Price Short-Term Income Fund and was less focused on investments in inflation-linked securities. The Fund now places more emphasis on responding to inflation than minimizing fluctuations in principal value; therefore, the Fund’s Board believes it is reasonable to modify the investment objective to more clearly describe the Fund’s goal. The Advisor believes that there will be no material change to the Fund’s overall risk profile as a result of the proposed change to the Fund’s investment objective.

Also at the meeting held on July 27, 2015, the Board of the Fund, including a majority of the independent directors, approved opening the Fund to public investments (effective October 1, 2015) and changing the Fund’s name to the

T. Rowe Price Low Duration Inflation Focused Bond Fund (effective September 29, 2015).

The Fund’s name and investment objective changes are being implemented at this time to be more descriptive of the Fund’s investment mandate and to help differentiate it from another publicly available T. Rowe Price fund, the T. Rowe Price Inflation Protected Bond Fund.

The addition of “low duration” to the Fund’s name will more precisely describe its investment program. The Fund invests at least 80% of its net assets in bonds and may invest in a diversified portfolio of investment-grade inflation-linked securities, as well as corporate, government, mortgage-backed and asset-backed securities. The Fund currently has a policy to invest at least 20% of its net assets in inflation-linked securities, although the Fund normally invests 50% or more in such securities. While the Fund has a current policy that its average effective maturity will range between one and seven years, it has typically minimized its interest rate exposure by maintaining a relatively low duration (its historical effective duration is approximately 2.5 years). “Duration”, which is expressed in years, is a calculation that attempts to measure the price sensitivity of a bond or bond fund to changes in interest rates. The longer a bond fund’s duration, the more sensitive that fund should be to changes in interest rates.

Since the Fund will continue to include the term “bond” in its name, the Fund will retain its policy of investing at least 80% of its net assets in bonds in accordance with Rule 35d-1 under the Investment Company Act of 1940, as amended (the “1940 Act”). In connection with the addition of “low duration” to the Fund’s name, the Fund’s principal investment strategies will be revised to state that the Fund will maintain a duration within 2 years of the duration of the Fund’s current benchmark, the Barclays U.S. 1-5 Year Treasury Inflation Protected Securities (TIPS) Index (the benchmark’s current duration is approximately 2.6 years and its duration has ranged from 0.6 to 2.7 over the past three years). Also in connection with the name change, the current policy of maintaining an average effective maturity between one and seven years will be eliminated in light of the new policy regarding duration.

The change in the Fund’s investment objective requires approval by the Fund’s shareholders. The changes to the Fund’s name and principal investment strategies do not require approval by the Fund’s shareholders.

What vote is required to approve the amendment to the Fund’s investment objective?

Approval of the investment objective change requires the affirmative vote of the lesser of: (a) 67% or more of the Fund’s shares represented at the meeting if the holders of more than 50% of the outstanding shares are present in person or (b) more than 50% of the Fund’s outstanding shares. It is anticipated that the amendment to the Fund’s investment objective will become effective on September 29, 2015. A supplement to the Fund’s prospectus will be available to shareholders to notify them of the changes.

Shareholder Action 2 — Amendment of the Fund’s Investment Management Agreement

The Fund is currently used exclusively as an underlying fund by the Investing Price Funds and 529 Plans, which invest in Investor Class shares. The Fund’s management is seeking to open the Fund to investments from the public and also to add a new I Share Class. The amendment to the Fund’s current investment management agreement (the “Current Investment Management Agreement”) to change the Fund’s management fee structure is being implemented to facilitate the new I Share Class and to align the expense structure of the Fund with other publicly offered T. Rowe Price funds.

The Fund currently pays an annual all-inclusive management fee of 0.50% of average daily net assets. This all-inclusive fee includes investment management and other specified services and ordinary, recurring operating expenses, but does not cover interest, expenses related to borrowings, taxes and brokerage, or nonrecurring extraordinary expenses. The Fund’s existing expense structure does not permit the ability to offer an I Share Class, which has lower class-specific expenses than the Investor Class. The I Share Class is needed to enable the Fund to serve as an underlying fund of certain Investing Price Funds that will themselves begin offering an I Share Class. The Board, upon the recommendation of the Advisor, has now approved a more traditional management fee structure for the Fund, where the management fee will cover investment management and other specified services, but operating expenses will be borne by the Fund. To align with most of the other T. Rowe Price Funds and to allow the operating expenses of the I and Investor share classes to be borne by the respective classes, the Board approved a management fee for the Fund consisting of two components–an Individual Fund Fee and a Group Fee. The Board approved an Individual Fund Fee rate of 0.05% of average daily net assets which when combined with the current Group Fee Rate will result in a total management fee rate that is currently 0.34% of average daily net assets. The Board also approved a contractual total expense ratio limitation of 0.50% for the existing Investor Class September 30,

2017 and a contractual expense limitation of 0.05% on operating expenses for the Fund’s I Share Class until September 30, 2017.

The change in management fee structure will require the Fund’s Current Investment Management Agreement to be amended. The amendment to the Current Investment Management Agreement requires shareholder approval.

Will the fees payable under the Amended Investment Management Agreement increase?

The management fee rate payable under the Amended Investment Management Agreement will not be higher than the all-inclusive management fee rate currently applicable to the Fund. However, because the Fund will pay all of its own operating expenses, it is possible that the expense ratio of the Investor Class of the Fund could exceed the current total annual expense ratio of 0.50% under the all-inclusive management fee structure. The Board approved a contractual total expense ratio limitation of 0.50% of the current Investor Class until September 30, 2017. As a result of the contractual limitation, the expenses applicable to the Investor Class are not expected to increase in the near term. There can be no assurance that the contractual total expense ratio limitation will be continued beyond September 30, 2017. Please see Exhibit A.

The tables in Exhibit A compare (i) the total annual operating expense ratios, which are reported to the nearest basis point (one hundredth of one percent), of the Fund as reflected in its audited financial statements for the fiscal year ended May 31, 2015, and (ii) pro forma estimates of the Fund’s total annual operating expense ratios assuming that the Amended Investment Management Agreement had been in place for the fiscal year ended May 31, 2015. Exhibit A includes the same form of annual fund operating expense tables that shareholders will find in their prospectus and have been developed in accordance with the SEC requirements for presenting fee table information.

What are the material terms of the Amended Investment Management Agreement and Current Investment Management Agreement (collectively, the “Agreements”) and how do the Agreements compare?

Below is a description of the material terms of the Amended Investment Management Agreement and the Current Investment Management Agreement. The form of the Amended Investment Management Agreement with the Advisor is contained in Exhibit B to this Information Statement. Exhibit C contains a form of expense limitation agreement for information purposes. The only material term that differs between the Agreements is the management fee and expense structure.

Under the Agreements, T. Rowe Price is responsible for supervising and overseeing investments of the Fund in accordance with the Fund’s investment objectives, programs, and restrictions as provided in the Fund’s prospectus and Statement of Additional Information. In addition, T. Rowe Price provides the Fund with certain corporate administrative services, including: maintaining the Fund’s corporate existence and corporate records; registering and qualifying Fund shares under federal laws; monitoring the financial, accounting, and administrative functions of the Fund; maintaining liaison with the agents employed by the Fund such as the Fund’s custodian and transfer agent; assisting the Fund in the coordination of such agent’s activities; and permitting employees of the Advisor to serve as officers, directors, and committee members of the Fund without cost to the Fund. T. Rowe Price is responsible for making discretionary investment decisions on behalf of the Fund and is generally responsible for effecting all security transactions, including the negotiation of commissions and the allocation of principal business and portfolio brokerage.

The Agreements also provide that T. Rowe Price, and its directors, officers, employees, and certain other persons performing specific functions for the Fund, will be liable to the Fund only for losses resulting from willful misfeasance, bad faith, gross negligence, or reckless disregard of duty. Under the Agreements, the Advisor is permitted to utilize the services or facilities of others to provide them or the Fund with statistical and other factual information, advice regarding economic factors and trends, advice as to occasional transactions in specific securities, and such other information, advice, or assistance as the Advisor may deem necessary, appropriate, or convenient for the discharge of their obligations under the Agreements or otherwise helpful to the Fund.

Fees. For a comparison of fees under the Amended Investment Management Agreement and the Current Investment Management Agreement, please see previous section entitled “Will the fees payable under the Amended Investment Management Agreement increase?” and Exhibit A.

Information about the Advisor and the Current Investment Management Agreement

T. Rowe Price is a Maryland corporation founded in 1937. It is a wholly owned subsidiary of T. Rowe Price Group, Inc. (“Price Group”), which was formed in 2000 as the publicly traded parent holding company of T. Rowe Price and its affiliated entities. The principal business address of T. Rowe Price and Price Group is 100 East Pratt Street, Baltimore, Maryland 21202. As of June 30, 2015, T. Rowe Price had approximately $773 billion in assets under management and provided investment management services for more than 9 million individual and institutional investor accounts. Subject to the general oversight of the Fund’s Board, the Advisor is directly responsible for making the investment decisions for the Fund. The Current Investment Management Agreement was last approved by the Board, on behalf of the Fund, on March 13, 2015. The Current Investment Management Agreement is dated July 19, 2006, as amended November 14, 2006, and was approved by the initial sole shareholder of the Fund on July 19, 2006.

The name and principal occupation of the principal executive officers and directors of T. Rowe Price are listed below. Each is also an employee of T. Rowe Price. The address of each principal executive officer and director, as it relates to the person’s position with T. Rowe Price, is 100 East Pratt Street Baltimore, Maryland 21202.

Fund	Position(s) with T. Rowe Price
Edward C. Bernard	Director and Vice President
Timothy S. Dignan	Controller, Treasurer, and Vice President
John R. Gilner	Chief Compliance Officer and Vice President
James A.C. Kennedy	Director and President
Kenneth V. Moreland	Chief Financial Officer and Vice President
David Oestreicher	Secretary and Vice President
Brian C. Rogers	Director, Chief Investment Officer, and Vice President
William J. Stromberg	Director and Vice President

The following table lists the directors and officers of the Fund who are also directors or officers of T. Rowe Price.

Name	Position(s) with the Funds	Position(s) with T. Rowe Price
Edward C. Bernard	Chairman of the Board and Director	Director and Vice President
Edward A. Wiese	Director	Vice President
Daniel O. Shackelford	President	Vice President
John R. Gilner	Chief Compliance Officer	Chief Compliance Officer and Vice President
Catherine D. Mathews	Principal Financial Officer and Treasurer	Vice President

Since the beginning of the fiscal year ended May 31, 2015, none of the Fund’s directors, executive officers, or their associates have a material interest in the approval of the Amended Investment Management Agreement.

Since the beginning of the fiscal year ended May 31, 2015, none of the directors of the Fund purchased or sold securities of the advisor, its parent, or subsidiaries of either that represented 1% or more of the total shares.

The Advisor acts as investment advisor to the following mutual funds that have a similar investment objective as the Fund:

Fund	Advisory Fee Rate	Net assets as of May 31, 2015
T. Rowe Price Inflation Protected Bond Fund	0.34%[1,2]	$376,865,098

1 On May 31, 2015, the annual group fee rate was 0.29%. The individual fund fee for the T. Rowe Price Inflation Protected Bond Fund, Inc., also applied to the fund’s average daily net assets, is 0.05%.

2 The Advisor has agreed (through September 30, 2016) to waive its fees and/or bear any expenses (excluding interest, expenses related to borrowings, taxes and brokerage, extraordinary expenses, and acquired fund fees) that would cause the fund’s ratio of expenses to average daily net assets to exceed 0.50%.

Transactions with Affiliated Brokers

For the fiscal year ended May 31, 2015, the Fund did not pay any commissions to brokers that were affiliated persons of the Fund, or affiliated persons of such persons.

Fees Paid in the Most Recent Fiscal Year

During the fiscal year ended May 31, 2015, the Fund paid the Advisor $34,077,271 in management and administrative expenses or 0.50% of the Fund’s average daily net assets pursuant to the Current Investment Management Agreement. If the Amended Investment Management Agreement and contractual expense limit had been in effect for the same period, the Fund would have paid the Advisor $22,394,239 in management expenses or 0.33% of the Fund’s average daily net assets. This represents a 17% difference in the fees paid pursuant to the Current Investment Management Agreement stated above.

T. Rowe Price Investment Services, Inc. (“Investment Services”) is the principal underwriter and distributor of the Funds. Its principal office is located at 100 East Pratt Street, Baltimore, Maryland 21202. Investment Services is a wholly owned subsidiary of T. Rowe Price. For the fiscal year ended May 31, 2015, the Fund paid Investment Services $0 for distribution services.

T. Rowe Price Services, Inc. (“Price Services”) and T. Rowe Price Retirement Plan Services, Inc. (“RPS”) are the transfer agents of the Fund. Their principal office is located at 4515 Painters Mill Road, Owings Mills, Maryland 21117. Both Price Services and RPS are also wholly owned subsidiaries of T. Rowe Price. For the fiscal year ended May 31, 2015, the Fund paid Prices Services and RPS a total of $0 for transfer agency services. These expenses were paid by the Advisor under the Current Investment Management Agreement.

T. Rowe Price provides fund accounting services to the Fund. Their principal offices are located at 4515 Painters Mill Road, Owings Mills, Maryland 21117. For the fiscal year ended May 31, 2015, the Fund paid T. Rowe Price a total of

$0 for fund accounting services. These expenses were paid by the Advisor under the Current Investment Management Agreement.

Each of these services will continue to be provided after the Amended Investment Management Agreement is approved by the Fund’s shareholders and becomes effective. Under the Amended Investment Management Agreement, the Fund will pay all of its operating expenses.

What factors did the Board consider in approving the Agreements?

On March 13, 2015, the Fund’s Board, including a majority of the Fund’s independent directors, approved the continuation of the Current Investment Management Agreement between the Fund and the Advisor. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board considered a variety of factors in connection with its review of the Current Investment Management Agreement, also taking into account information provided by the Advisor during the course of the year, as discussed below:

Services Provided by the Advisor

The Board considered the nature, quality, and extent of the services provided to the Fund by the Advisor. These services included, but were not limited to, directing the Fund’s investments in accordance with its investment program and the overall management of the Fund’s portfolio, as well as a variety of related activities such as financial, investment operations, and administrative services; compliance; maintaining the Fund’s records and registrations; and shareholder communications. The Board also reviewed the background and experience of the Advisor’s senior management team and investment personnel involved in the management of the Fund, as well as the Advisor’s compliance record. The Board concluded that it was satisfied with the nature, quality, and extent of the services provided by the Advisor.

Investment Performance of the Fund

The Board reviewed the Fund’s three-month, one-year, and year-by-year returns, as well as the Fund’s average annualized total returns over the three-year, five-year, and since-inception periods, and compared these returns with a wide variety of previously agreed-upon comparable performance measures and market data, including those supplied by Lipper and Morningstar, which are independent providers of mutual fund data.

On the basis of this evaluation and the Board’s ongoing review of investment results, and factoring in the relative market conditions during certain performance periods, the Board concluded that the Fund’s performance was satisfactory.

Costs, Benefits, Profits, and Economies of Scale

The Board reviewed detailed information regarding the revenues received by the Advisor under the Current Investment Management Agreement and other benefits that the Advisor (and its affiliates) may have realized from its relationship with the Fund, including any research received under “soft dollar” agreements and commission-sharing arrangements with broker-dealers. The Board considered that the Advisor may receive some benefit from soft-dollar arrangements pursuant to which research is received from broker-dealers that execute the applicable fund’s portfolio transactions. The Board received information on the estimated costs incurred and profits realized by the Advisor from managing T. Rowe Price mutual funds. The Board also reviewed estimates of the profits realized from managing the Fund in particular, and the Board concluded that the Advisor’s profits were reasonable in light of the services provided to the Fund.

The Board also considered whether the Fund benefits under the fee levels set forth in the Current Investment Management Agreement from any economies of scale realized by the Advisor. The Board noted that, under the Current Investment Management Agreement, the Fund pays the Advisor a single fee based on the Fund’s average daily net assets that includes investment management services and provides for the Advisor to pay all expenses of the Fund’s operations except for interest, taxes, portfolio transaction fees, and any nonrecurring extraordinary expenses that may arise. The Board concluded that, based on the profitability data it reviewed and consistent with this single-fee structure, the Current Investment Management Agreement provided for a reasonable sharing of any benefits from economies of scale with the Fund.

Fees

The Board was provided with information regarding industry trends in management fees and expenses, and the Board reviewed the Fund’s single-fee structure in comparison with fees and expenses of other comparable funds based on information and data supplied by Lipper. For these purposes, the Board assumed that the Fund’s management fee rate was equal to the single fee less the Fund’s operating expenses. The information provided to the Board indicated that the Fund’s management fee rate and total expense ratio were at or below the median for comparable funds.

The Board also reviewed the fee schedules for institutional accounts and private accounts with similar mandates that are advised or subadvised by the Advisor and its affiliates. Management provided the Board with information about the Advisor’s responsibilities and services provided to institutional account clients, including information about how the requirements and economics of the institutional business are fundamentally different from those of the mutual fund business. The Board considered information showing that the mutual fund business is generally more complex from a business and compliance perspective than the institutional business and that the Advisor generally performs significant additional services and assumes greater risk in managing the Fund and other T. Rowe Price mutual funds than it does for institutional account clients.

On the basis of the information provided and the factors considered, the Board concluded that the fees paid by the Fund under the Current Investment Management Agreement are reasonable.

Approval of the Current Investment Management Agreement

As noted, the Board approved the continuation of the Current Investment Management Agreement. No single factor was considered in isolation or to be determinative to the decision. Rather, the Board concluded, in light of a weighting and balancing of all factors considered, that it was in the best interests of the Fund and its shareholders for the Board to approve the continuation of the Current Investment Management Agreement (including the fees to be charged for services thereunder). The independent directors were advised throughout the process by independent legal counsel.

Approval of the Amended Investment Management Agreement

On July 27, 2015, the Fund’s Board, including a majority of the Fund’s independent directors, approved the Amended Investment Management Agreement between the Fund and the Advisor. In connection with its deliberations, the Board requested, and the Advisor provided, such information as the Board (with advice from independent legal counsel) deemed reasonably necessary. The Board noted that it had recently approved the Current Investment Management Agreement at the March 13, 2015 Meeting, and that the Amended Investment Management Agreement was identical to the Current Investment Management Agreement, except with respect to the management fee and expense structure. The Board considered a variety of factors in connection with its review of the Amended Investment Management Agreement and noted that there should be no changes to the nature or quality of the services that the Advisor provides to the Fund as a result of the changes. The Board took into account the reasons for the proposed change in fee structure, as well as the contractual total expense ratio limitation that would limit the expense ratio of the Investor Class to the current management fee rate. The Board concluded that it was in the best interests of the Fund and its shareholders for the Board to approve the Amended Investment Management Agreement, including the new expense structure and the fees to be charged for services thereunder.

What vote is required to approve the Amended Investment Management Agreement?

Approval of the Amended Investment Management Agreement requires the affirmative vote of the lesser of: (a) 67% or more of the Fund’s shares represented at the meeting if the holders of more than 50% of the outstanding shares are present in person or (b) more than 50% of the Fund’s outstanding shares. It is anticipated that the Amended Investment Management Agreement will become effective on September 1, 2015. A supplement to the Fund’s prospectus will be sent to shareholders to notify them of the changes.

FURTHER INFORMATION ABOUT VOTING AND THE SHAREHOLDER MEETING

What is the required quorum?

To hold a shareholders’ meeting of the Fund, one-third of the Fund’s shares entitled to be voted must have been received at the meeting.

On July 27, 2015, the Board of Directors of the Investing Price Funds, including a majority of their independent directors, authorized the officers of each Investing Price Fund to attend the Shareholder Meeting on behalf of each Investing Price Fund and provided a direction to vote in favor of the Shareholder Actions to amend the Fund’s investment objective and Current Investment Management Agreement. Since the Investing Price Funds own a sufficient proportion of the Fund’s shares to approve the proposals at the Shareholder Meeting, it will not be necessary to solicit proxies.

Can additional matters be acted upon at the Shareholder Meeting?

The management of the Fund knows of no other business that may come before the meeting and the Board of the Fund has not authorized any other business to come before the meeting.

Is the Fund required to hold annual meetings?

Under Maryland law, the Fund is not required to hold an annual meeting of shareholders. The Board of the Fund has determined that the Fund will take advantage of this Maryland law provision to avoid the significant expenses associated with holding an annual meeting of shareholders, including legal, accounting, printing, and mailing fees incurred in preparing proxy materials. Accordingly, no annual meeting of shareholders shall be held in any year in which a meeting is not otherwise required to be held under the 1940 Act or Maryland law, unless the Board determines otherwise. However, special meetings of shareholders will be held in accordance with applicable law or when otherwise determined by the Fund’s Board.

If a shareholder wishes to present a proposal to be included in a proxy statement for a subsequent shareholder meeting, the proposal must be submitted in writing and received by Patricia B. Lippert, Secretary of the T. Rowe Price Funds, 100 East Pratt Street, Baltimore, Maryland 21202, within a reasonable time before the Fund begins to print and mail its proxy materials. The timely submission of a proposal does not guarantee its consideration at the meeting.

GENERAL INFORMATION ABOUT THE FUND

What is the share ownership of the Fund?

As of the record date, there were [__] outstanding shares of capital stock of the Fund entitled to vote. Each share is entitled to one vote, with fractional shares voting proportionally.

Who are the principal holders of the Fund’s shares?

The following table sets forth the name and address of any person who owned 5% or more of the Fund’s outstanding shares as of July 31, 2015.

Principal Holders of Fund Shares
Fund	Name and Address of Beneficial Owner	Amount and Nature of Beneficial Ownership	Percent of Ownership

As of July 31, 2015, the executive officers and directors of the Fund, as a group, beneficially owned, directly or indirectly, 0.0 shares, representing less than 1% of the Fund’s outstanding stock.

Exhibit A

Comparison of Total Annual Operating Expenses

The Fees and Expenses Table below describes the fees and expenses you may pay if you buy and hold shares of the Fund. The Fees and Expenses Table compares (i) the total annual operating expenses of the Fund as reflected in the Fund’s audited financial statements for the fiscal year ended May 31, 2015, and (ii) pro forma estimates of the Fund’s total annual operating expenses assuming that the Amended Investment Management Agreement had been in place for the fiscal year ended May 31, 2015.

Pro forma expenses should not be considered an actual representation of future expenses. Such pro forma expense levels project anticipated levels but actual expenses may be greater or less than those shown.

Fees and Expenses of the Fund

Shareholder fees (fees paid directly from your investment)
	Current	Pro Forma (Amended Investment Management Agreement)
Maximum sales charge (load) imposed on purchases	NONE	NONE

Maximum deferred sales charge (load)	NONE	NONE

Redemption fee	NONE	NONE

Maximum account fee	NONE	$20a
Annual fund operating expenses (expenses that you pay each year as a percentage of the value of your investment)
Management fees	0.50%	0.34%

Distribution and service (12b-1) fees	0.00%	0.00%

Other expenses	0.00%	0.17%

Total annual fund operating expenses	0.50%	0.51%

Fee waiver/expense reimbursement	0.00%	(0.01)%b

Total annual fund operating expenses after fee waiver/expense reimbursement	0.50%	0.50%b

a Subject to certain exceptions, accounts with a balance of less than $10,000 are charged an annual $20 fee.

b T. Rowe Price Associates, Inc. has agreed (through September 30, 2017) to waive its fees and/or bear any expenses (excluding interest, expenses related to borrowings, taxes and brokerage, extraordinary expenses and acquired fund fees) that would cause the fund’s ratio of expenses to average daily net assets to exceed 0.50%. Termination of the agreement would require approval by the fund’s Board of Directors. Fees waived and expenses paid under this agreement are subject to reimbursement to T. Rowe Price Associates, Inc. by the fund whenever the fund’s expense ratio is below 0.50%. However, no reimbursement will be made more than three years after the waiver or payment, or if it would result in the expense ratio exceeding 0.50% (excluding interest, expenses related to borrowings, taxes and brokerage, extraordinary expenses and acquired fund fees).

Example This example is intended to help you compare the cost of investing in the fund with the cost of investing in other mutual funds. The example assumes that you invest $10,000 in the fund for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5% return each year, the fund’s operating expenses remain the same, and the expense limitation currently in place is not renewed. Although your actual costs may be higher or lower, based on these assumptions your costs would be:

	1 year	3 years	5 years	10 years
Current	51	160	280	628
Pro Forma (Amended Investment Management Agreement)	51	161	283	638

Exhibit B

AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT

between

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.

and

T. ROWE PRICE ASSOCIATES, INC.

This AMENDED AND RESTATED INVESTMENT MANAGEMENT AGREEMENT, made as of the __ day of _________, 2015, by and between T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC. (formerly T. ROWE PRICE SHORT-TERM INCOME FUND, INC.), a corporation organized and existing under the laws of the State of Maryland (the “Corporation”), and T. ROWE PRICE ASSOCIATES, INC., a corporation organized and existing under the laws of the State of Maryland (hereinafter called the “Manager”). This Agreement amends and restates in its entirety the Investment Management Agreement, dated as of the 19th day of July, 2006, by and between the Corporation and the Manager.

W I T N E S S E T H:

WHEREAS, the Corporation’s name was changed from T. Rowe Price Short-Term Income Fund, Inc. to T. Rowe Price Inflation Focused Bond Fund, Inc. on July 7, 2010; and

WHEREAS, the Corporation is engaged in business as an open-end management investment company and is registered as such with the U.S. Securities and Exchange Commission (“SEC”) under the federal Investment Company Act of 1940, as amended (the “1940 Act”); and

WHEREAS, the Corporation is authorized to issue shares of capital stock in the T. Rowe Price Inflation Focused Bond Fund (the “Fund”), a separate series of the Corporation whose shares represent interests in a separate portfolio of securities and other assets (“Fund Shares”), and is also authorized to issue separate classes of the Fund; and

WHEREAS, the Fund’s name was changed from T. Rowe Price Short-Term Income Fund to T. Rowe Price Inflation Focused Bond Fund on July 7, 2010; and

WHEREAS, the Manager is engaged principally in the business of rendering investment supervisory services and is registered as an investment adviser with the SEC under the federal Investment Advisers Act of 1940, as amended; and

WHEREAS, effective September 1, 2015, the Fund’s Board of Directors has authorized the Fund to modify the management fee paid by the Fund to the Manager and the expenses that are paid by the Fund; and

WHEREAS, the Corporation desires the Manager to continue to render investment supervisory services to the Fund in the manner and on the terms and conditions hereinafter set forth; and

WHEREAS, the Corporation and Manager first entered into an Investment Management Agreement on July 19, 2006, and such Agreement has been renewed each year thereafter on the same terms and conditions; and

NOW, THEREFORE, in consideration of the premises and the mutual promises hereinafter set forth, the parties hereto agree as follows:

1. Duties and Responsibilities of Manager.

A. Investment Management Services. The Manager shall act as investment manager and shall supervise and direct the investments of the Fund in accordance with the Fund’s investment objective, strategies, policies and restrictions as provided in the Fund’s prospectus and statement of additional information, as amended from time to time, and such other limitations as the Corporation may impose by notice in writing to the Manager. The Manager shall obtain and evaluate such information relating to the economy, industries, businesses, securities markets, and securities as it may deem necessary or useful in the discharge of its obligations hereunder and shall formulate and implement a continuing program for the management of the assets and resources of the Fund in a manner consistent with its investment objective, strategies, policies, and restrictions. In furtherance of this duty, the Manager, as agent and attorney-in-fact with respect to the Corporation, is authorized, in its discretion and without prior consultation with the Corporation, to:

(1) buy, sell, exchange, convert, lend, and otherwise trade in any stocks, bonds, and other securities or assets; and

(2) place orders and negotiate the commissions (if any) for the execution of transactions in securities with or through such brokers, dealers, underwriters, or issuers as the Manager may select.

B. Financial, Accounting, and Administrative Services. The Manager shall maintain the existence and records of the Corporation; maintain the registrations and qualifications of Fund Shares under federal and state law; monitor the financial, accounting, and administrative functions of the Fund; maintain liaison with the various agents employed for the benefit of the Fund by the Corporation (including the Corporation’s transfer agent, custodian, independent accountants, and legal counsel) and assist in the coordination of their activities on behalf of the Fund.

C. Reports to Fund. The Manager shall furnish to or place at the disposal of the Corporation or Fund, as appropriate, such information, reports, evaluations, analyses, and opinions as they may, at any time or from time to time, reasonably request or as the Manager may deem helpful to the Fund.

D. Reports and Other Communications to Fund Shareholders. The Manager shall assist in developing all general shareholder communications, including regular shareholder reports.

E. Fund Personnel. The Manager agrees to permit individuals who are officers or employees of the Manager to serve (if duly elected or appointed) as officers, directors, members of any committee of directors, members of any advisory board, or members of any other committee of the Corporation, without remuneration or other cost to the Fund or the Corporation.

F. Personnel, Office Space, and Facilities of Manager. The Manager at its own expense shall furnish or provide and pay the cost of such office space, office equipment, office personnel, and office services as the Manager requires in the performance of its investment advisory and other obligations under this Agreement.

2. Allocation of Expenses.

A. Expenses Paid by Manager.

(1) Salaries and Fees of Officers. The Manager shall pay all salaries, expenses, and fees of the officers and directors of the Corporation who are affiliated with the Manager.

(2) Assumption of Fund Expenses by Manager. The payment or assumption by the Manager of any expense of the Corporation or Fund, as appropriate, that the Manager is not required by this Agreement to pay or assume shall not obligate the Manager to pay or assume the same or any similar expense on any subsequent occasion.

B. Expenses Paid by Fund. The Fund shall bear all expenses of its organization, operations, and business not specifically assumed or agreed to be paid by the Manager as provided in this Agreement. In particular, but without limiting the generality of the foregoing, the Fund shall pay:

(1) Custody and Accounting Services. All expenses of the transfer, receipt, safekeeping, servicing and accounting for the cash, securities, and other property of the Fund, including all charges of depositories, custodians, and other agents, if any;

(2) Shareholder Servicing. All expenses of maintaining and servicing shareholder accounts, including all charges for transfer, shareholder recordkeeping, dividend disbursing, redemption, and other agents for the benefit of the Fund, if any;

(3) Shareholder Communications. All expenses of preparing, setting in type, printing, and distributing reports and other communications to shareholders;

(4) Shareholder Meetings. All expenses incidental to holding meetings of shareholders, including the printing of notices and proxy material, and proxy solicitation therefor;

(5) Prospectuses. All expenses of preparing, setting in type, and printing of annual or more frequent revisions of the prospectus and of mailing them to shareholders;

(6) Pricing. All expenses of computing the Fund’s net asset value per share, including the cost of any equipment or services used for obtaining price quotations;

(7) Communication Equipment. All charges for equipment or services used for communication between the Manager or the Corporation or Fund and the custodian, transfer agent or any other agent selected by the Corporation;

(8) Legal and Accounting Fees and Expenses. All charges for services and expenses of the Corporation’s legal counsel and independent auditors for the benefit of the Fund;

(9) Directors’ Fees and Expenses. All compensation of directors, other than those affiliated with the Manager, and all expenses incurred in connection with their service;

(10) Federal Registration Fees. All fees and expenses of registering and maintaining the registration of the Corporation under the 1940 Act and the registration of the Fund’s shares under the Securities Act of 1933, as amended (the “’33 Act”), including all fees and expenses incurred in connection with the preparation, setting in type, printing, and filing of any registration statement and prospectus under the ’33 Act or the 1940 Act, and any amendments or supplements that may be made from time to time;

(11) State Filing Fees. All fees and expenses imposed on the Fund with respect to the sale of the Fund shares under securities laws of various states or jurisdictions, and, under all other laws applicable to the Fund, or its business activities (including registering the Fund as a broker-dealer, or any officer of the Fund or any person as agent or salesman of the Fund in any state);

(12) Issue and Redemption of Fund Shares. All expenses incurred in connection with the issue, redemption, and transfer of the Fund’s shares, including the expense of confirming all share transactions;

(13) Bonding and Insurance. All expenses of bond, liability, and other insurance coverage required by law or deemed advisable by the Board of Directors;

(14) Brokerage Commissions and Borrowings. All brokers’ commissions and other charges incident to the purchase, sale, or lending of the Fund’s portfolio securities, and any commitment fees or other expenses relating to Fund borrowings;

(15) Taxes. All taxes or governmental fees payable by or with respect of the Corporation or Fund, as appropriate, to federal, state, or other governmental agencies, domestic or foreign, including stamp or other transfer taxes;

(16) Trade Association Fees. All fees, dues, and other expenses incurred in connection with the Corporation’s or Fund’s, as appropriate, membership in any trade association or other investment organization; and

(17) Nonrecurring and Extraordinary Expenses. Such nonrecurring expenses as may arise, including the costs of actions, suits, or proceedings to which the Corporation or Fund, as appropriate, is a party and the expenses the Corporation or Fund, as appropriate, may incur as a result of its legal obligation to provide indemnification to its officers, directors, and agents.

3. Management Fee. The Fund shall pay the Manager a fee (“Fee”) which will consist of two components: a Group Management Fee (“Group Fee”) and an Individual Fund Fee (“Fund Fee”). The Fee shall be paid monthly to the Manager on the first business day of the next succeeding calendar month and shall be calculated as follows:

A. Group Fee. The monthly Group Fee (“Monthly Group Fee”) shall be the sum of the daily Group Fee accruals (“Daily Group Fee Accruals”) for each month. The Daily Group Fee Accrual for any particular day will be computed by multiplying the Price Funds’ group fee accrual as determined below (“Daily Price Funds’ Group Fee Accrual”) by the ratio of the Fund’s net assets for that day to the sum of the aggregate net assets of the Price Funds for that day. The Daily Price Funds’ Group Fee Accrual for any particular day shall be calculated by multiplying the fraction of one (1) over the number of calendar days in the year by the annualized Daily Price Funds’ Group Fee Accrual for that day as determined in accordance with the following schedule:

Price Funds Annual Group

Base Fee Rate for Each Level of Assets

0.480%	First $1 billion
0.450%	Next $1 billion
0.420%	Next $1 billion
0.390%	Next $1 billion
0.370%	Next $1 billion
0.360%	Next $2 billion
0.350%	Next $2 billion
0.340%	Next $5 billion
0.330%	Next $10 billion
0.320%	Next $10 billion
0.310%	Next $16 billion
0.305%	Next $30 billion
0.300%	Next $40 billion
0.295%	Next $40 billion
0.290%	Next $60 billion
0.285%	Next $80 billion
0.280%	Next $100 billion
0.275%	Thereafter

The Price Funds shall include all the mutual funds distributed by T. Rowe Price Investment Services, Inc., (except for Spectrum Funds, Retirement Funds, Target Retirement Funds, TRP Reserve Investment Funds, and any index or private label mutual funds). For the purposes of calculating the Daily Price Funds’ Group Fee Accrual for any particular day, the net assets of each Price Fund shall be determined in accordance with the Fund’s prospectus, as of the close of business on the previous business day on which the Fund was open for business.

B. Fund Fee. The monthly Fund Fee (“Monthly Fund Fee”) shall be the sum of the daily Fund Fee accruals (“Daily Fund Fee Accruals”) for each month. The Daily Fund Fee Accrual for any particular day will be computed by multiplying the fraction of one (1) over the number of calendar days in the year by the Fund Fee Rate of 0.05% and multiplying this product by the net assets of the Fund for that day, as determined in accordance with the Corporation’s prospectus as of the close of business on the previous business day on which the Fund was open for business.

C. Proration of Fee. If this Agreement becomes effective or terminates before the end of any month, the Fee for the period from the effective date to the end of such month or from the beginning of such month to the date of termination, as the case may be, shall be prorated according to the proportion which such period bears to the full month in which such effectiveness or termination occurs.

4. Shareholder Account Fee. The Corporation, on behalf of the Fund, by resolution of the board of directors, including a majority of the independent directors, may from time to time authorize the imposition of a fee as a direct charge against shareholder accounts to be retained by the Fund or to be paid to the Manager to defray expenses which would otherwise be paid by the Manager in accordance with the provisions of Paragraph 2. of this Agreement. At least 60 days’ prior written notice of the intent to impose such fee must be given to the Fund’s shareholders.

5. Brokerage. Subject to the approval of the board of directors, the Manager, in carrying out its duties under Paragraph 1.A., may cause the Fund to pay a broker-dealer which furnishes brokerage or research services [as such services are defined under Section 28(e) of the Securities Exchange Act of 1934, as amended (the “’34 Act”)], a higher commission than that which might be charged by another broker-dealer which does not furnish brokerage or research services or which furnishes brokerage or research services deemed to be of lesser value, if such commission is deemed reasonable in relation to the brokerage and research services provided by the broker-dealer, viewed in terms of either that particular transaction or the overall responsibilities of the Manager with respect to the accounts as to which it exercises investment discretion (as such term is defined under Section 3(a)(35) of the ’34 Act).

6. Manager’s Use of the Services of Others. The Manager may (at its cost except as contemplated by Paragraph 5. of this Agreement) employ, retain or otherwise avail itself of the services or facilities of other persons or organizations for the purpose of providing the Manager or the Corporation or Fund, as appropriate, with such statistical and other factual information, such advice regarding economic factors and trends, such advice as to occasional transactions in specific securities or such other information, advice or assistance as the Manager may deem necessary, appropriate or convenient for the discharge of its obligations hereunder or otherwise helpful to the Corporation or Fund, as appropriate, or in the discharge of Manager’s overall responsibilities with respect to the other accounts which it serves as investment manager.

7. Ownership of Records. All records required to be maintained and preserved by the Corporation or Fund pursuant to the provisions of rules or regulations of the SEC under Section 31(a) of the 1940 Act and maintained and preserved by the Manager on behalf of the Corporation or Fund, as appropriate, are the property of the Corporation or Fund, as appropriate, and will be surrendered by the Manager promptly on request by the Corporation or Fund, as appropriate.

8. Reports to Manager. The Corporation or Fund, as appropriate, shall furnish or otherwise make available to the Manager such prospectuses, financial statements, proxy statements, reports, and other information relating to the business and affairs of the Corporation or Fund, as appropriate, as the Manager may, at any time or from time to time, reasonably require in order to discharge its obligations under this Agreement.

9. Services to Other Clients. Nothing herein contained shall limit the freedom of the Manager or any affiliated person of the Manager to render investment supervisory and corporate administrative services to other investment companies, to act as investment manager or investment counselor to other persons, firms or corporations, or to engage in other business activities; but so long as this Agreement or any extension, renewal or amendment hereof shall remain in effect or until the Manager shall otherwise consent, the Manager shall be the only investment manager to the Fund.

10. Limitation of Liability of Manager. Neither the Manager nor any of its officers, directors, or employees, nor any person performing executive, administrative, trading, or other functions for the Corporation or Fund (at the direction or request of the Manager) or the Manager in connection with the Manager’s discharge of its obligations undertaken or reasonably assumed with respect to this Agreement, shall be liable for any error of judgment or mistake of law or for any loss suffered by the Corporation or Fund in connection with the matters to which this Agreement relates, except for loss resulting from willful misfeasance, bad faith, or gross negligence in the performance of its or his duties on behalf of the Corporation or Fund or from reckless disregard by the Manager or any such person of the duties of the Manager under this Agreement.

11. Use of Manager’s Name. The Corporation or Fund may use the name “T. Rowe Price Inflation Focused Bond Fund, Inc.,” or any other name derived from the name of “T. Rowe Price” only for so long as this Agreement or any extension, renewal, or amendment hereof remains in effect, including any similar agreement with any organization which shall have succeeded to the business of the Manager as investment manager. At such time as this Agreement or any extension, renewal, or amendment hereof, or such other similar agreement shall no longer be in effect, the Corporation or Fund will (by corporate action, if necessary) cease to use any name derived from the name “T. Rowe Price,” any name similar thereto or any other name indicating that it is advised by or otherwise connected with the Manager, or with any organization which shall have succeeded to the Manager’s business as investment manager.

12. Term of Agreement. The term of this Agreement shall begin on the date first above written, and unless sooner terminated as hereinafter provided, this Agreement shall remain in effect through April 30, 2016. Thereafter, this Agreement shall continue in effect from year to year, with respect to the Fund, subject to the termination provisions and all other terms and conditions hereof, so long as: (a) such continuation shall be specifically approved at least annually by the board of directors of the Corporation or by vote of a majority of the outstanding voting securities of the Fund and, concurrently with such approval by the board of directors or prior to such approval by the holders of the outstanding voting securities of the Fund, as the case may be, by the vote, cast in person at a meeting called for the purpose of voting on such approval, of a majority of the directors of the Corporation, with respect to the Fund, who are not parties to this Agreement or interested persons of any such party; and (b) the Manager shall not have notified the Corporation, in writing, at least 60 days prior to April 30, 2016 or prior to April 30th of any year thereafter, that it does not desire such continuation. The Manager shall furnish to the Corporation, promptly upon its request, such information as may reasonably be necessary to evaluate the terms of this Agreement or any extension, renewal, or amendment hereof.

13. Amendment and Assignment of Agreement. This Agreement shall automatically and immediately terminate in the event of its assignment. This Agreement may not be amended except pursuant to a written instrument executed on behalf of both parties. In the case of the Fund, approval of any such amendment shall be by resolution of a majority of the directors who are not parties to this Agreement or interested persons of any such party, and, if required by the 1940 Act, by the affirmative vote of a majority of the outstanding voting securities of the Fund.

14. Termination of Agreement. This Agreement may be terminated by either party hereto, without the payment of any penalty, upon 60 days’ prior notice in writing to the other party; provided, that in the case of termination by the Corporation, with respect to the Fund, such action shall have been authorized by resolution of a majority of the directors of the Corporation who are not parties to this Agreement or interested persons of any such party, or by vote of a majority of the outstanding voting securities of the Fund.

15. Miscellaneous.

A. Captions. The captions in this Agreement are included for convenience of reference only and in no way define or delineate any of the provisions hereof or otherwise affect their construction or effect.

B. Interpretation. Nothing herein contained shall be deemed to require the Corporation to take any action contrary to its Articles of Incorporation or By-Laws, or any applicable statutory or regulatory requirement to which it is subject or by which it is bound, or to relieve or deprive the board of directors of the Corporation of its responsibility for and control of the conduct of the affairs of the Fund.

C. Definitions. Any question of interpretation of any term or provision of this Agreement having a counterpart in or otherwise derived from a term or provision of the Act shall be resolved by reference to such term or provision of the 1940 Act and to interpretations thereof, if any, by the United States courts or, in the absence of any controlling decision of any such court, by rules, regulations or orders of the SEC validly issued pursuant to the 1940 Act. As used in this agreement, the terms “majority of the outstanding voting securities,” “affiliated person,” “interested person,” “assignment,” “broker,” “investment adviser,” “net assets,” “sale,” “sell,” and “security” shall have the meaning as such terms have in the 1940 Act, subject to such exemption as may be granted by the SEC by any rule, regulation, or order. Where the effect of a requirement of the federal securities laws reflected in any provision of this Agreement is made less restrictive by a rule, regulation, or order of the SEC, whether of special or of general application, such provision shall be deemed to incorporate the effect of such rule, regulation or order.

 IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be signed by their respective officers thereunto duly authorized and their respective seals to be hereunto affixed, as of the day and year first above written.

Attest:	T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.
____________________________	By:__________________________
Patricia B. Lippert, Secretary	David Oestreicher, Vice President

Attest:	T. ROWE PRICE ASSOCIATES, INC.
____________________________	By:__________________________
Joan E. Flister, Assistant Secretary	Darrell N. Braman, Vice President

Exhibit C

EXPENSE LIMITATION AGREEMENT

 This EXPENSE LIMITATION AGREEMENT (the “Agreement”), effective as of ____________, 2015, is entered into between T. Rowe Price Associates, Inc. (the “Manager”), a corporation organized and existing under the laws of the State of Maryland, and T. Rowe Price Inflation Focused Bond Fund, Inc. (the “Corporation”), a corporation organized and existing under the laws of the State of Maryland, on behalf of the T. Rowe Price Inflation Focused Bond Fund (the “Fund”).

 WHEREAS, the Manager is an investment adviser registered with the U.S. Securities and Exchange Commission (the “SEC”) under the Investment Advisers Act of 1940, as amended;

 WHEREAS, the Fund is a series of the Corporation and is an open-end management investment company registered as such with the SEC under the Investment Company Act of 1940, as amended (the “1940 Act”);

 WHEREAS, the Corporation’s Articles of Incorporation authorizes the issuance of separate share classes of the Fund upon approval by the Corporation’s Board of Directors; and

 WHEREAS, the Corporation’s Board of Directors has approved the issuance of two classes of shares of the Fund: Investor Class (the “Investor Class”) and I Class (the “I Class”); and

 WHEREAS, pursuant to the Fund’s Amended and Restated Investment Management Agreement with the Manager (the “Management Agreement”), the Fund pays the Manager a management fee for investment management services and bears the costs of its operating expenses with certain exceptions;

 WHEREAS, the Corporation’s Board of Directors has determined that it is in the best interests of the Fund and each Class to enter into this Agreement; and

 NOW, THEREFORE, the Manager and the Corporation, on behalf of the Fund, hereby agree as follows:

1. Investor Class Expense Limitation.

The Manager agrees to waive or pay any of the Investor Class’ operating expenses, including but not limited to management fees, but excluding interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (collectively, “Investor Class Expenses”), or reimburse the Investor Class for Investor Class Expenses, to the extent Investor Class Expenses exceed 0.50%, on an annualized basis, of the Investor Class’ average daily net assets (hereinafter referred as the “Investor Class Limitation”). Any Investor Class Expenses waived or paid by the Manager pursuant to the Investor Class Limitation are subject to reimbursement to the Manager by the Fund or Investor Class whenever the Investor Class Expenses are below 0.50%. However, no reimbursement will be made more than three years after the waiver or payment of Investor Class Expenses by the Manager or if such reimbursement would result in the Fund’s Investor Class Expenses exceeding 0.50%.

2. I Class Expense Limitation.

(b) The Manager agrees to pay any of the I Class’ operating expenses excluding management fees; interest; expenses related to borrowings, taxes, and brokerage; nonrecurring, extraordinary expenses; and acquired fund fees and expenses (collectively, “I Class Operating Expenses”), or reimburse the I Class for I Class Operating Expenses to the extent I Class Operating Expenses exceed 0.05%, on an annualized basis, of the I Class’ average daily net assets (hereinafter referred to as the “I Class Limitation”). Any I Class Operating Expenses paid by the Manager pursuant to the I Class Limitation are subject to reimbursement to the Manager by the Fund or I Class whenever the Fund’s I Class Operating Expenses are below 0.05%. However, no reimbursement will be made more than three years after the payment of I Class Operating Expenses by the Manager or if such reimbursement would result in the Fund’s I Class Operating Expenses exceeding 0.05%.

3. Fundwide Expenses

In the event that the waiver, payment or reimbursement with respect to Investor Class Expenses or I Class Operating Expenses results in the payment or reimbursement of Fundwide Expenses (as such term is defined in Rule 18f-3 under the 1940 Act) that have been allocated to the applicable Class, the Manager shall also pay or reimburse such Fundwide Expenses that have been allocated to the other classes of the Fund.

4. Amendment and Termination of Agreement.

This Agreement will continue with respect to the Fund at least through September 30, 2017 (the “Initial Termination Date”). Thereafter, this Agreement may continue for such period of time beyond the Initial Termination Date and for such limit on Investor Class Expenses and/or I Class Operating Expenses as the Manager may agree, provided that the Board of Directors of the Fund, including a majority of the directors who are not interested persons of the Fund or the Manager, approves such continuation and new Investor Class Expenses and/or I Class Operating Expenses expense limitation(s). This Agreement may be terminated at any time beyond the Initial Termination Date with approval by the Fund’s Board of Directors, including a majority of the directors who are not interested persons of the Fund or the Manager. This Agreement will terminate automatically upon termination of its Management Agreement. Amendment or termination of this Agreement does not require approval by shareholders of the Fund or its separate classes of shares.

 IN WITNESS WHEREOF, the parties have caused this Agreement to be executed as of the date stated in the preamble.

T. ROWE PRICE ASSOCIATES, INC.
Date:________________	By:___________________________ Darrell N. Braman Vice President

T. ROWE PRICE INFLATION FOCUSED BOND FUND, INC.
Date:________________	By:_____________________________ David Oestreicher Vice President